UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 25, 2011


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                -----------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                      84-1214736
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  (Commission File Number)                  (I.R.S. Employer Identification No.)

              810 N. FERRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.............................1

SECTION 2.   FINANCIAL INFORMATION............................................1

              Item: 2.02 Results of Operations and Financial Condition........1

SECTION 3.   SECURITIES AND TRADING MARKETS...................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS...................................................1

              Item 4.02-Non-Reliance on Previously Issued Financial
              Statements or a Related Audit Report Completed Interim Review...1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..............................2

SECTION 6.   [RESERVED].......................................................2

SECTION 7.   REGULATION FD....................................................2

SECTION 8.   OTHER EVENTS.....................................................2

              Item 8.01 Other Events..........................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................3

SIGNATURES....................................................................3

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2. FINANCIAL INFORMATION

         ITEM: 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Due to limited activity within its inspection operations, Environmental Service Professionals, Inc. the (" Company") has clarified the status of itself as being a non-shell Company. The Company maintains non-cash assets of software, inspection protocols, office equipment in the Environmental Inspection business and further states that the Company is an on-going business within the Environmental Inspection industry as a provider of services in the Environmental Inspection Industry throughout the United States.

         Details of the business can be obtained at the Company website: www.evsp.com.

SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         The Company's Board of Directors and its Audit Committee have concluded that the Company's financial statements for the fiscal years ended December 31, 2006 should no longer be relied upon because of an error in such financial statements. The Board of Directors unanimously approved, authorized and directed the restatement of the 2007 and 2008 financial statements and the filing of this Report on Form 8-K by resolution adopted on March 30, 2010. The restatement is expected to reflect a change in the manner in which the Company is going to record its business combination with Glas Aire Industries, Inc., which occurred in 2006. We expect the restatement to primarily affect the Company's balance sheets during its fiscal years ending December 31, 2006, 2007 and 2008. It is also the intent of the company to become fully reporting by the required 2010 fiscal year end filing date of March 31, 2011.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.

SECTION 8.  OTHER EVENTS

         ITEM 8.01 OTHER EVENTS

         During the time that the Company completes its restatements for years ending December 31, 2007, the Board of Directors has elected to post its unaudited financial statements on the OTC Pink Sheet exchange under http://www.otcmarkets.com/news/otc-news and view statements under the News & financial tab, then go to Financial Reports tab, then seek for EVSP financial posting, the information will also be available on the Company's website at www.evsp.com. The Company intends to complete the restatement for the year ending December 31, 2008 and to file with the Securities and Exchange Commission to represent year 2007 and 2008 financial statements.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions Not Applicable.

         (d)      Exhibits

                  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    ----------------------------------------
                                  (Registrant)

Date:  January 25, 2011


                              /s/ Edward L. Torres
             -------------------------------------------------------
                    Edward L. Torres, Chief Executive Officer


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